INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-29616, No. 33-61592, No. 333-44595, No. 333-44605, and No. 33-63021 of
Merisel, Inc. on Form S-8 of our report dated March 16, 2000, appearing in this Annual Report on Form 10-K of Merisel, Inc. for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP
Los Angeles, California

March 30, 2000